================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         Date of report: April 19, 2006
                 Date of earliest event reported: April 19, 2006

                                   PFIZER INC.
             (Exact name of registrant as specified in its charter)

           Delaware                     1-3619                  13-5315170
 (State or other jurisdiction      (Commission File          (I.R.S. Employer
      of incorporation)                (Number)            Identification No.)

               235 East 42nd Street
                New York, New York                                10017
     (Address of principal executive offices)                   (Zip Code)

       Registrant's telephone number, including area code: (212) 573-2323

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2{b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

Item 2.02 Results of Operations and Financial Condition

On April 19, 2006, Pfizer Inc. ("Pfizer") issued a press release announcing its financial results for the first quarter of 2006. The information contained in the press release is deemed to be "filed" under the Securities Exchange Act of 1934 as Exhibit 99.1 to this report, and such press release is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d)  Exhibits

Exhibit 99.1  -  Press Release of Pfizer Inc. dated April 19, 2006, reporting
                 Pfizer's financial results for the first quarter of 2006.
                 Exhibit 99.1 is deemed to be "filed" under the Securities Exchange Act of 1934 in this Current Report on Form 8-K.

                                    SIGNATURE

Under the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the authorized undersigned.

                              PFIZER INC.


                              By:    /s/ Margaret M. Foran
                                     -------------------------------------------
                                     Margaret M. Foran
                              Title: Senior Vice President-Corporate Governance,
                                     Associate General Counsel and
                                     Corporate Secretary

Dated: April 19, 2006

                                  EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------------------------------------------------------------
99.1           Press Release of Pfizer Inc. dated April 19, 2006, reporting
               Pfizer's financial results for the first quarter of 2006.